UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21460

                          Pioneer Series Trust II
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2018 through June 30, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer AMT-Free
                        Municipal Fund

--------------------------------------------------------------------------------
                        Semiannual Report | June 30, 2018
--------------------------------------------------------------------------------

                        Ticker Symbols:
                        Class A     PBMFX
                        Class C     MNBCX
                        Class Y     PBYMX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               13

Schedule of Investments                                                       15

Financial Statements                                                          31

Notes to Financial Statements                                                 38

Additional Information                                                        46

Trustees, Officers and Service Providers                                      48

                 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18 1

President's Letter

Over the first half of 2018, the U.S. stock market, as measured by the Standard & Poor's 500 Index (the S&P 500), has returned 2.65%, while bond markets, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, have been negative, returning -1.62%. While the markets have delivered somewhat mixed and tepid returns, we have observed the U.S. Federal Reserve System (the Fed) continuing to tighten monetary policy by increasing interest rates in both March and June, and moving forward with the tapering of its balance sheet, a process which began in October 2017. The Fed also signaled the potential for two additional rate hikes before the end of this year, given robust economic growth and the potential for rising inflation.

Although domestic equities gained ground during the first six months of the year, the investment backdrop proved more challenging compared to the favorable conditions of the past two years. On the positive side, stocks continued to benefit from the underpinnings of robust domestic economic growth, lower tax rates, and rising corporate earnings. At the same time, however, day-to-day market volatility began to pick up in response to worries about rising interest rates and uncertainty regarding U.S. trade policy. In fact, while the S&P 500 Index was positive for the first half of the year, the majority of its gain occurred in January, as stocks suffered a steep sell-off in early February and spent the rest of the six months ended June 30, 2018, regaining lost ground.

Across the fixed-income space, rising interest rates have helped drive down returns of most asset classes, though the floating-rate sector, which includes bank loans, has fared well in the rising-rate environment. In addition, structured sectors, such as asset-backed securities (ABS) and mortgage-backed securities (MBS), have generally outperformed Treasuries. Agency MBS, in particular, have performed well as the housing market has continued to show strength, despite rising interest rates and rising home prices.

Although we have experienced an increase in volatility in the equity markets, looking ahead, we have not changed our outlook and still have a constructive view of U.S. stocks, especially given other investment alternatives. Economic growth continues to improve and overall equity valuations - while elevated in the growth segment of the market - in our view, are not excessive. In addition, U.S. gross domestic product (GDP) growth remains strong, coming in at above 2% for the first quarter of 2018, with projections of a continued, if not increasing growth rate for the second quarter.

2 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18

In fixed income, we believe that attractive investment opportunities still exist, even with interest rates on the rise. In general, our core fixed-income portfolios remain underweight to nominal U.S. Treasuries, which are sensitive to the rising-rate environment. We have, however, allocated assets to Treasury inflation-protected securities, or TIPS, which are indexed to inflation in order to protect against its negative effects. In addition, we believe investors should be selective when investing in the investment-grade bond sector, as the use of leverage by corporations to fund mergers and acquisitions as well as stock buybacks and dividend increases has risen significantly. We continue to see more attractive valuations within structured investment vehicles, such as residential MBS, as fundamentals within the U.S. housing market are solid and U.S. consumer sentiment remains positive.

We believe this year's market fluctuations have served to remind investors of the importance of active management. Since 1928, active management has been the foundation of Amundi Pioneer's investment approach. We believe active management is especially important during periods of volatility, and that our shareowners can benefit from the experience and tenure of our investment teams, who work collaboratively to make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
June 30, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18 3

Portfolio Management Discussion | 6/30/18

In the following interview, David Eurkus discusses the investment environment for municipal bonds during the six-month period ended June 30, 2018, and factors that affected the performance of Pioneer AMT-Free Municipal Fund for the period. Mr. Eurkus, Managing Director, Director of Municipals, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the day-to-day management of the Fund, along with Jonathan Chirunga, a senior vice president and a portfolio manager at Amundi Pioneer.

Q    How did the Fund perform during the six-month period ended June 30, 2018?

A Pioneer AMT-Free Municipal Fund's Class A shares returned -0.61% at net asset value during the six-month period ended June 30, 2018, while the Fund's benchmark, the Bloomberg Barclays Municipal Bond Index (the Bloomberg Barclays Index), returned -0.25%. During the same six-month period, the average return of the 162 mutual funds in Morningstar's Municipal National Long Funds Category was -0.48%.

Q How would you describe the investing environment for tax-exempt bonds during the six-month period ended June 30, 2018?

A During the first six months of 2018, the U.S. tax reform legislation passed last December loomed large in the municipal bond market. Within the municipal market, the legislation eliminated the tax exemption on advance refunding bonds. Advance refunding bonds are issued to pay off, or refund, another outstanding bond more than 90 days in advance of its call date. (The tax exemption on refunded bonds issued within 90 days of the original bond's call date remains in effect.)

     In reaction to the passage of the tax bill, in December 2017 a host of municipal entities rushed to issue advance refunding bonds before the law took effect, thus flooding the municipal market with new supply. The spike in supply was well received at the time, but in January 2018 the municipal market experienced significantly reduced demand, given that many large investors who would normally have purchased bonds in January had already done so in December. Due to the sudden slump in demand, the performance of tax-free municipals underwent a correction, and their yields rose sharply. The market then stabilized, however, and yields of long-term municipals also remained relatively stable from February through the end of June. Notably, the municipal bond market was not only supported by

4 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18 demand from its traditional investors, but also from non-traditional buyers, including global insurance companies looking for relative safety, a low default rate, and attractive bond valuations versus taxable issues.

     Elsewhere during the period, the U.S. economy continued to perform well despite increasing trade tensions between the United States and a number of other countries, and the U.S. Federal Reserve's (the Fed's) ongoing, if gradual, removal of monetary stimulus through short-term rate increases in March and June as well as the continued reduction of its balance sheet. In addition, the yield curve flattened further over the six months, as long-term Treasury rates remained stable and short-term rates continued to rise.

Q What were your principal investment strategies in managing the Fund's portfolio during the six-month period ended June 30, 2018?

A Our principal investment strategy for the portfolio is to purchase and hold discounted longer-term municipal bonds, as these investments offer the highest yields in the tax-exempt marketplace. We believe that, over the long term, our broadly diversified* strategy can enable the Fund to outperform its benchmark and its municipal fund peers. The Fund also continues to have a strong focus on sectors that are vital to the regional and national economies. The sectors include health care/hospitals, public and private education, power/energy, and transportation.

     During the six-month period, we maintained our emphasis on overall portfolio quality. As of June 30, 2018, 25.7% of the portfolio's assets were rated "AAA" or the equivalent, and 55.3% were rated "A" or better. In addition, the Fund's investments are broadly diversified across a wide range of municipal bond sectors.

Q What were the most significant contributors to and detractors from the Fund's benchmark-relative performance during the six-month period ended June 30, 2018?

A In a period where both the Fund's and benchmark's returns were negative, the Fund's performance slightly lagged that of the Bloomberg Barclays Index. The most significant individual detractors from benchmark-relative returns included portfolio positions in school district bonds from San Diego, California, general obligation bonds in Puerto Rico, and revenue bonds from Orange County, Florida.

     On the positive side, the Fund's investments in tobacco settlement bonds from the states of Rhode Island and Ohio, and education bonds from Massachusetts were among the most significant contributors to benchmark-relative returns.

*    Diversification does not assure a profit nor protect against loss.

                 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18 5

Q What was the status of the Fund's distributions to shareholders during the six-month period ended June 30, 2018?

A The Fund's distributions remained stable over the six months, beginning the period at 0.033 cents per share in January and holding steady throughout, before ending June with a distribution of 0.034 cents per share.

Q Did you use derivatives as part of the Fund's investment strategy during the six-month period ended June 30, 2018? If so, did the derivatives have a material effect on performance?

A    No, we did not use derivatives during the period.

Q    What is your outlook?

A In the Fund's previous annual report, we predicted that with the passage of the Tax Cuts and Jobs Act in December and the elimination of the tax exemption on advance refunding bonds - which we discussed earlier - new supply in the municipal bond market would ultimately shrink by 15% to 20% on an annual basis. The reduction in supply has in fact occurred thus far in 2018, and we look for reduced municipal supply levels to continue through the end of this year. We believe the shrinkage in municipal supply, along with the fact that the new U.S. tax law also limits federal deductions of state and local taxes to $10,000 annually for individuals, should provide strong technical support for the municipal bond market in the coming months.

     We will continue to closely monitor the technical situation within the municipal bond market. More broadly, we look for solid economic growth and low inflation levels to persist, and for the Fed to continue tightening monetary policy by raising short-term rates and further reducing its balance sheet.

     The Fund currently has a long-duration position compared with the Bloomberg Barclays Index, due to the attractive yields available at the longer end of the municipal yield curve. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

     We will continue to hold select, longer-term tax-exempt bonds in the Fund's portfolio, bonds that we believe have the strongest opportunity to perform well over time. We will also continue to monitor closely the integrity and credit quality of the Fund's holdings, the timely repayment of principal, and interest payments on the investments. The Fund remains broadly diversified, and the vast majority of the portfolio's holdings are in bonds with dedicated revenue streams, which we also continue to monitor closely.

6 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18

     We believe that Pioneer AMT-Free Municipal Fund continues to be a suitable vehicle for appropriate, long-term investors seeking income that is free from federal income taxes.

Please refer to the Schedule of Investments on pages 15-30 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

A portion of income may be subject to local, state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18 7

Portfolio Summary | 6/30/18

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

General Obligation                                                         23.1%
Education                                                                  20.8%
Special Revenues                                                           12.7%
Health                                                                     11.2%
Escrowed                                                                    8.3%
Transportation                                                              7.2%
Insured                                                                     6.0%
Water & Sewer                                                               4.9%
Various Revenues                                                            2.5%
Pollution Control Revenue                                                   1.3%
Power                                                                       1.1%
Housing                                                                     0.9%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Massachusetts Health & Educational Facilities Authority, Massachusetts
    Institute of Technology, Series K, 5.5%, 7/1/32                                           1.93%
---------------------------------------------------------------------------------------------------
 2. Tobacco Settlement Financing Corp., Senior, Series B-1, 5.0%, 6/1/47                      1.60
---------------------------------------------------------------------------------------------------
 3. Golden State Tobacco Securitization Corp., Asset-Backed, Series A-1, 5.125%, 6/1/47       1.38
---------------------------------------------------------------------------------------------------
 4. Dallas Area Rapid Transit, Series A, 5.0%, 12/1/33                                        1.17
---------------------------------------------------------------------------------------------------
 5. University of Virginia, Series A-1, 4.0%, 4/1/45                                          1.08
---------------------------------------------------------------------------------------------------
 6. State of Washington, Series 2015-D, 5.0%, 7/1/30                                          1.02
---------------------------------------------------------------------------------------------------
 7. Massachusetts Development Finance Agency, Partners Healthcare, 5.0%, 7/1/31               0.98
---------------------------------------------------------------------------------------------------
 8. Texas Private Activity Bond Surface Transportation Corp., Senior Lien-LBJ
    Infrastructure, 7.0%, 6/30/40                                                             0.98
---------------------------------------------------------------------------------------------------
 9. Forsyth County Water & Sewerage Authority, 5.0%, 4/1/41                                   0.97
---------------------------------------------------------------------------------------------------
10. County of Fairfax, Series A, 4.0%, 10/1/34                                                0.96
---------------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

8 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18

Prices and Distributions | 6/30/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         6/30/18                       12/31/17
--------------------------------------------------------------------------------
           A                           $14.35                         $14.64
--------------------------------------------------------------------------------
           C                           $14.23                         $14.51
--------------------------------------------------------------------------------
           Y                           $14.31                         $14.60
--------------------------------------------------------------------------------

Distributions per Share: 1/1/18 - 6/30/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term          Long-Term
         Class            Income            Capital Gains      Capital Gains
--------------------------------------------------------------------------------
           A             $0.2001                 $ --              $ --
--------------------------------------------------------------------------------
           C             $0.1445                 $ --              $ --
--------------------------------------------------------------------------------
           Y             $0.2176                 $ --              $ --
--------------------------------------------------------------------------------


Index Definition
--------------------------------------------------------------------------------
The Bloomberg Barclays Municipal Bond Index is an unmanaged, broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts shown on pages 10-12.

                 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18 9

Performance Update | 6/30/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer AMT-Free Municipal Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays Municipal Bond Index.

Average Annual Total Returns
(As of June 30, 2018)
--------------------------------------------------------------------------------
                 Net         Public       BBG
                 Asset       Offering     Barclays
                 Value       Price        Municipal
Period           (NAV)       (POP)        Bond Index
--------------------------------------------------------------------------------
10 years         4.97%        4.49%       4.43%
5 years          4.33         3.37        3.53
1 year           1.50        -3.06        1.56
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2018)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 0.80%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                      Bloomberg Barclays
                 Pioneer AMT-Free     Municipal Bond
                 Municipal Fund       Index
6/08             $ 9,550              $10,000
6/09             $ 9,273              $10,377
6/10             $10,598              $11,375
6/11             $10,902              $11,770
6/12             $12,417              $12,936
6/13             $12,551              $12,966
6/14             $13,543              $13,763
6/15             $14,077              $14,175
6/16             $15,517              $15,260
6/17             $15,281              $15,186
6/18             $15,511              $15,423

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

10 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18

Performance Update | 6/30/18                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer AMT-Free Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays Municipal Bond Index.

Average Annual Total Returns
(As of June 30, 2018)
--------------------------------------------------------------------------------
                                          BBG
                                          Barclays
                 If          If           Municipal
Period           Held        Redeemed     Bond Index
--------------------------------------------------------------------------------
10 years         4.15%       4.15%        4.43%
5 years          3.54        3.54         3.53
1 year           0.73        0.73         1.56
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2018)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 1.55%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                      Bloomberg Barclays
                 Pioneer AMT-Free     Municipal Bond
                 Municipal Fund       Index
6/08             $10,000              $10,000
6/09             $ 9,626              $10,377
6/10             $10,911              $11,375
6/11             $11,136              $11,770
6/12             $12,586              $12,936
6/13             $12,625              $12,966
6/14             $13,522              $13,763
6/15             $13,941              $14,175
6/16             $15,262              $15,260
6/17             $14,913              $15,186
6/18             $15,022              $15,423


Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18 11

Performance Update | 6/30/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer AMT-Free Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays Municipal Bond Index.

Average Annual Total Returns
(As of June 30, 2018)
--------------------------------------------------------------------------------
                 Net         BBG
                 Asset       Barclays
                 Value       Municipal
Period           (NAV)       Bond Index
--------------------------------------------------------------------------------
10 years         5.40%       4.43%
5 years          4.60        3.53
1 year           1.76        1.56
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2018)
--------------------------------------------------------------------------------
                 Gross       Net
--------------------------------------------------------------------------------
                 0.63%       0.55%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                      Bloomberg Barclays
                 Pioneer AMT-Free     Municipal Bond
                 Municipal Fund       Index
6/08             $5,000,000           $5,000,000
6/09             $4,914,748           $5,188,740
6/10             $5,667,512           $5,687,478
6/11             $5,843,249           $5,885,133
6/12             $6,673,475           $6,467,785
6/13             $6,753,877           $6,483,064
6/14             $7,302,578           $6,881,341
6/15             $7,616,416           $7,087,728
6/16             $8,419,014           $7,630,129
6/17             $8,311,615           $7,592,942
6/18             $8,457,717           $7,711,718


Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2019, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)    transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on actual returns from January 1, 2018 through June 30, 2018.

--------------------------------------------------------------------------------
Share Class                              A              C                  Y
--------------------------------------------------------------------------------
Beginning Account                   $1,000.00       $1,000.00          $1,000.00
Value on 1/1/18
--------------------------------------------------------------------------------
Ending Account                      $  993.90       $  990.70          $  995.10
Value on 6/30/18
--------------------------------------------------------------------------------
Expenses Paid                       $    4.00       $    7.65          $    2.72
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.81%, 1.55% and 0.55%, for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18 13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2018 through June 30, 2018.

--------------------------------------------------------------------------------
Share Class                             A               C                  Y
--------------------------------------------------------------------------------
Beginning Account                   $1,000.00       $1,000.00          $1,000.00
Value on 1/1/18
--------------------------------------------------------------------------------
Ending Account                      $1,020.78       $1,017.11          $1,022.07
Value on 6/30/18
--------------------------------------------------------------------------------
Expenses Paid                       $    4.06       $    7.75          $    2.76
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.81%, 1.55% and 0.55%, for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18

Schedule of Investments | 6/30/18 (unaudited)

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                            UNAFFILIATED ISSUERS -- 99.0%
                            MUNICIPAL BONDS --
                            98.9% of Net Assets (a)
                            Arizona -- 1.6%
       5,680,000            Arizona Department of Transportation State Highway
                            Fund Revenue, 5.0%, 7/1/30                               $    6,649,349
         135,000(b)         City of Mesa AZ Utility System Revenue,
                            3.25%, 7/1/29                                                   142,453
       9,865,000            City of Mesa AZ Utility System Revenue,
                            3.25%, 7/1/29                                                10,037,341
           9,000            County of Pima, Industrial Development Authority,
                            Arizona Charter Schools Project, Series C,
                            6.75%, 7/1/31                                                     9,056
         500,000(b)         County of Pima, Industrial Development Authority,
                            Paradise Education Center Project, 6.1%, 6/1/45                 520,120
       1,000,000            Maricopa County Pollution Control Corp., Southern
                            California Education Co., Series A, 5.0%, 6/1/35              1,050,560
                                                                                     --------------
                                                                                     $   18,408,879
---------------------------------------------------------------------------------------------------
                            California -- 10.2%
      10,000,000(c)         Alameda Corridor Transportation Authority, California
                            Revenue Capital Appreciation Senior Lien, Series A,
                            10/1/31 (NATL Insured)                                   $    6,185,600
       2,260,000(c)         Anaheim Public Financing Authority, Public
                            Improvements Project, Series C, 9/1/22
                            (AGM Insured)                                                 2,048,939
      12,595,000(c)         Anaheim Public Financing Authority, Public
                            Improvements Project, Series C, 9/1/36
                            (AGM Insured)                                                 6,113,235
      20,000,000(c)         California County Tobacco Securitization Agency,
                            Capital Appreciation, Stanislaus County,
                            Subordinated, Series A, 6/1/46                                3,748,400
      36,350,000(c)         California County Tobacco Securitization Agency,
                            Capital Appreciation, Stanislaus County,
                            Subordinated, Series D, 6/1/55                                1,871,662
       6,400,000            California Educational Facilities Authority, Stanford
                            University, Series U-A, 5.0%, 5/1/45                          8,408,448
       4,000,000(b)         California Statewide Communities Development
                            Authority, Enloe Medical Center, 5.75%, 8/15/38
                            (CAMTG Insured)                                               4,020,800
      10,000,000(b)         California Statewide Communities Development
                            Authority, St Joseph, Series B, 5.75%, 7/1/47
                            (FGIC Insured)                                               10,000,000
       3,575,000(b)         California Statewide Communities Development
                            Authority, Sutter Health, Series A, 6.0%, 8/15/42             3,905,723
       5,000,000            City of San Francisco, Public Utilities Commission
                            Water Revenue, Series A, 4.0%, 11/1/33                        5,300,100
       7,000,000            City of San Francisco, Public Utilities Commission
                            Water Revenue, Series A, 4.0%, 11/1/34                        7,393,610
       5,000,000(d)         Coast Community College District, Election 2012,
                            Series D, 5.0%, 8/1/31                                        5,987,000

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18 15

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                            California -- (continued)
      16,000,000            Golden State Tobacco Securitization Corp.,
                            Asset-Backed, Series A-1, 5.125%, 6/1/47                 $   16,000,160
       3,000,000            Long Beach Bond Finance Authority, Series A,
                            5.5%, 11/15/37                                                3,878,310
       2,180,000(d)         Pomona Unified School District, Series A, 6.55%,
                            8/1/29 (NATL Insured)                                         2,719,746
       3,000,000            Rialto Redevelopment Agency, Merged Project Area,
                            Series A, 6.25%, 9/1/37                                       3,023,700
       5,000,000(d)         San Diego Unified School District, Series R2,
                            0.0%, 7/1/40                                                  4,177,300
       3,500,000            San Francisco City & County Airport
                            Comm-San Francisco International Airport,
                            Series B, 5.0%, 5/1/47                                        4,009,985
       1,500,000(d)         San Jose Evergreen Community College District,
                            Election of 2010, Series A, 5.0%, 8/1/41                      1,661,070
       1,500,000(b)         Santa Cruz County Redevelopment Agency,
                            Live Oak / Soquel Community Improvement,
                            Series A, 6.625%, 9/1/29                                      1,588,305
       1,405,000(c)(d)      Santa Maria Joint Union High School District,
                            Capital Appreciation, Election 2004, 8/1/27
                            (NATL Insured)                                                1,048,523
       3,750,000            Tobacco Securitization Authority of Southern
                            California, Series A-1, 5.0%, 6/1/37                          3,759,375
       5,000,000            University of California, Series AV, 5.0%, 5/15/35            5,888,300
       6,895,000(d)         Yuba Community College District, Series A,
                            3.0%, 8/1/32                                                  6,739,587
                                                                                     --------------
                                                                                     $  119,477,878
---------------------------------------------------------------------------------------------------
                            Colorado -- 1.5%
       2,500,000            Regional Transportation District, Denver Trans
                            Partners, 6.0%, 1/15/26                                  $    2,623,100
       1,250,000            Regional Transportation District, Denver Trans
                            Partners, 6.0%, 1/15/34                                       1,312,563
       1,000,000            Regional Transportation District, Denver Trans
                            Partners, 6.0%, 1/15/41                                       1,048,840
       2,000,000            Regional Transportation District, Denver Trans
                            Partners, 6.5%, 1/15/30                                       2,131,740
       5,000,000            University of Colorado, Series A-2, 4.0%, 6/1/38              5,280,700
       5,000,000            University of Colorado, Series A-2, 4.0%, 6/1/39              5,263,450
                                                                                     --------------
                                                                                     $   17,660,393
---------------------------------------------------------------------------------------------------
                            Connecticut -- 0.2%
       3,000,000(d)         Metropolitan District, 3.0%, 3/1/29                      $    2,893,350
---------------------------------------------------------------------------------------------------
                            Delaware -- 0.4%
       4,975,000            Delaware State Economic Development Authority,
                            Facility-Indian River Power, 5.375%, 10/1/45             $    5,155,294
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                            District of Columbia -- 1.2%
      84,000,000(c)         District of Columbia Tobacco Settlement Financing
                            Corp., Asset-Backed, Series C, 6/15/55                   $    4,131,960
      10,000,000            District of Columbia Tobacco Settlement Financing
                            Corp., Asset-Backed, 6.75%, 5/15/40                          10,371,700
                                                                                     --------------
                                                                                     $   14,503,660
---------------------------------------------------------------------------------------------------
                            Florida -- 6.3%
       1,000,000            Central Florida Expressway Authority, 5.0%, 7/1/39       $    1,146,450
       2,000,000            Central Florida Expressway Authority, Senior Lien,
                            5.0%, 7/1/38                                                  2,299,680
       2,615,000            City of Tampa, Baycare Health Care, Series A,
                            5.0%, 11/15/46                                                2,909,214
       4,500,000            County of Hillsborough, Utility Revenue,
                            3.0%, 8/1/37                                                  4,187,475
       5,000,000            County of Miami-Dade Water & Sewer System
                            Revenue, Series A, 4.0%, 10/1/40                              5,252,300
       5,000,000(b)         County of Miami-Dade, Aviation Revenue,
                            Series B, 5.5%, 10/1/41                                       5,241,700
       2,500,000            County of Orange, Water Utility System Revenue,
                            3.0%, 10/1/32                                                 2,443,075
       4,645,000            County of Orange, Water Utility System Revenue,
                            3.0%, 10/1/34                                                 4,393,380
       3,000,000            Escambia County Health Facilities Authority,
                            Baptist Hospital, Inc. Project, Series A,
                            6.0%, 8/15/36                                                 3,224,070
       1,390,000            Florida Development Finance Corp., Renaissance
                            Charter School, Series A, 6.0%, 9/15/30                       1,452,078
       5,000,000            Florida's Turnpike Enterprise, Department
                            Transportation, Series A, 4.0%, 7/1/30                        5,255,600
       6,850,000            JEA Water & Sewer System Revenue, Series A,
                            4.0%, 10/1/34                                                 7,268,398
       3,400,000(b)         St. Johns County Industrial Development Authority,
                            Presbyterian Retirement, Series A, 6.0%, 8/1/45               3,690,632
     10,000,000(d)          State of Florida, Capital Outlay, Series A,
                            3.0%, 6/1/29                                                 10,059,200
       5,430,000(d)         State of Florida, Capital Outlay, Series B,
                            5.0%, 6/1/27                                                  6,437,319
       8,000,000(d)         State of Florida, Capital Outlay, Series C,
                            3.0%, 6/1/30                                                  7,944,320
                                                                                     --------------
                                                                                     $   73,204,891
---------------------------------------------------------------------------------------------------
                            Georgia -- 3.3%
       8,000,000(d)         City of Atlanta, Public Improvement, 4.5%, 12/1/29       $    8,967,360
       2,040,000(d)         County of Fulton, Library Bond, 3.25%, 7/1/37                 1,986,266
       2,870,000(d)         County of Fulton, Library Bond, 3.5%, 7/1/39                  2,811,366
       4,790,000(d)         County of Fulton, Library Bond, 4.0%, 7/1/40                  5,026,243
      10,000,000            Forsyth County Water & Sewerage Authority,
                            5.0%, 4/1/41                                                 11,271,100

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18 17

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                            Georgia -- (continued)
       5,000,000            Metropolitan Atlanta Rapid Transit Authority,
                            Series C, 3.5%, 7/1/38                                   $    4,901,150
       2,750,000            Private Colleges & Universities Authority, Emory
                            University, Series A, 5.0%, 10/1/43                           3,047,330
                                                                                     --------------
                                                                                     $   38,010,815
---------------------------------------------------------------------------------------------------
                            Illinois -- 3.6%
       1,000,000            Illinois Finance Authority, American Water Capital
                            Corp., Project, 5.25%, 5/1/40                            $    1,042,230
       1,000,000            Illinois Finance Authority, Art Institute Of Chicago,
                            4.0%, 3/1/38                                                  1,029,920
       1,500,000            Illinois Finance Authority, Art Institute Of Chicago,
                            5.0%, 3/1/30                                                  1,691,880
       5,000,000            Illinois Finance Authority, Centegra Health System,
                            Series A, 5.0%, 9/1/42                                        5,323,750
       1,500,000            Illinois Finance Authority, Northwestern Memorial
                            Healthcare, 4.0%, 7/15/36                                     1,560,330
       2,175,000            Illinois Finance Authority, Northwestern Memorial
                            Healthcare, 4.0%, 7/15/37                                     2,260,695
       3,000,000            Illinois Finance Authority, Northwestern Memorial
                            Healthcare, 4.0%, 7/15/47                                     3,083,880
       8,540,000            Illinois Finance Authority, Presence Health Network,
                            Series C, 5.0%, 2/15/33                                       9,807,165
       1,000,000            Illinois Finance Authority, Presence Health Network,
                            Series C, 5.0%, 2/15/36                                       1,138,620
       5,000,000            Illinois Finance Authority, Roosevelt University
                            Project, 6.5%, 4/1/39                                         5,215,450
       4,000,000            Illinois Finance Authority, Silver Cross Hospital And
                            Medical, 5.5%, 8/15/30                                        4,012,000
       4,580,000(e)         Metropolitan Pier & Exposition Authority,
                            Mccormick Place Convention, 7.0%, 7/1/26                      5,475,848
                                                                                     --------------
                                                                                     $   41,641,768
---------------------------------------------------------------------------------------------------
                            Indiana -- 0.5%
       2,000,000            Indiana Bond Bank, Special Program-Hendricks
                            Regional Health, Series A, 5.5%, 2/1/29 (MORAL
                            OBLIG Insured)                                           $    2,045,700
       3,000,000            Indiana University, Series A, 4.0%, 6/1/42                    3,119,340
         165,000            Indianapolis Local Public Improvement Bond Bank,
                            Series B, 6.0%, 1/10/20                                         170,716
                                                                                     --------------
                                                                                     $    5,335,756
---------------------------------------------------------------------------------------------------
                            Louisiana -- 0.6%
       6,000,000            Jefferson Parish Hospital Service District No. 2,
                            East Jefferson General Hospital, 6.375%, 7/1/41          $    6,240,300
         245,000            Louisiana Local Government Environmental
                            Facilities & Community Development Authority,
                            Capital Projects And Equipment Acquisition,
                            5.25%, 12/1/18 (AMBC Insured)                                   245,323

The accompanying notes are an integral part of these financial statements.

18 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                            Louisiana -- (continued)
         400,000(b)         Louisiana State Citizens Property Insurance Corp.,
                            5.0%, 6/1/24                                             $      445,080
         500,000(b)         Louisiana State Citizens Property Insurance Corp.,
                            5.0%, 6/1/24 (AGM Insured)                                      556,350
                                                                                     --------------
                                                                                     $    7,487,053
---------------------------------------------------------------------------------------------------
                            Maine -- 1.0%
       4,500,000            Maine Health & Higher Educational Facilities
                            Authority, Maine General Medical Center,
                            6.75%, 7/1/36                                            $    4,875,030
       3,040,000            Maine Health & Higher Educational Facilities
                            Authority, Maine General Medical Center,
                            6.95%, 7/1/41                                                 3,318,525
       2,745,000            University of Maine, 5.0%, 3/1/25 (AGM Insured)               3,187,357
                                                                                     --------------
                                                                                     $   11,380,912
---------------------------------------------------------------------------------------------------
                            Maryland -- 2.8%
       2,000,000            Maryland Economic Development Corp., Potomac,
                            6.2%, 9/1/22                                             $    2,058,720
         900,000(f)         Maryland Economic Development Corp., Senior
                            Lien-Chesapeake Bay, Series A, 5.0%, 12/1/16                    571,500
         400,000(f)         Maryland Economic Development Corp., Senior
                            Lien-Chesapeake Bay, Series B, 5.0%, 12/1/16                    254,000
       6,250,000            Maryland Health & Higher Educational Facilities
                            Authority, Ascension Health, Series B,
                            5.0%, 11/15/51                                                6,732,437
       5,000,000(d)         State of Maryland, Series A, 5.0%, 3/15/29                    5,954,500
       5,175,000(d)         Washington Suburban Sanitary Commission,
                            Consolidated Public Improvement, 3.0%, 6/1/35                 4,895,653
       5,180,000(d)         Washington Suburban Sanitary Commission,
                            Consolidated Public Improvement, 3.0%, 6/1/37                 4,864,124
       3,880,000(d)         Washington Suburban Sanitary Commission,
                            Consolidated Public Improvement, Second Series,
                            4.0%, 6/1/43                                                  4,016,227
       3,735,000(d)         Washington Suburban Sanitary Commission,
                            Consolidated Public Improvement, Second Series,
                            4.0%, 6/1/44                                                  3,864,119
                                                                                     --------------
                                                                                     $   33,211,280
---------------------------------------------------------------------------------------------------
                            Massachusetts -- 19.1%
       1,055,000(d)         City of Beverly, 3.125%, 10/15/39                        $      980,907
       1,095,000(d)         City of Beverly, Municipal Purpose Loan,
                            4.0%, 10/15/28                                                1,205,967
       2,720,000(d)         City of Cambridge, Municipal Purpose Loan,
                            4.0%, 2/15/25                                                 3,018,112
       1,375,000(d)         City of Cambridge, Municipal Purpose Loan,
                            4.0%, 2/15/26                                                 1,532,355
       5,075,000(d)         City of Cambridge, Municipal Purpose Loan,
                            Series A, 3.0%, 2/15/35                                       4,881,338

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18 19

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                            Massachusetts -- (continued)
       1,300,000(d)         Concord & Carlisle Regional School District,
                            3.0%, 3/15/29                                            $    1,309,633
       1,300,000(d)         Concord & Carlisle Regional School District,
                            3.0%, 3/15/31                                                 1,290,458
       1,300,000(d)         Concord & Carlisle Regional School District,
                            3.0%, 3/15/33                                                 1,260,740
       7,175,000(c)         Massachusetts Bay Transportation Authority,
                            Series A, 7/1/28                                              5,208,835
       5,000,000(c)         Massachusetts Department of Transportation,
                            Series A, 1/1/28 (NATL Insured)                               3,740,550
       4,200,000            Massachusetts Development Finance Agency,
                            Agency Williams College, Series P, 5.0%, 7/1/43               4,679,682
       1,000,000            Massachusetts Development Finance Agency,
                            Babson College, 5.0%, 10/1/21                                 1,095,080
       1,000,000            Massachusetts Development Finance Agency,
                            Babson College, 5.0%, 10/1/22                                 1,091,450
       1,500,000            Massachusetts Development Finance Agency,
                            Berklee College Music, 5.0%, 10/1/35                          1,711,725
       1,000,000            Massachusetts Development Finance Agency,
                            Berkshire Health System, Series G, 5.0%, 10/1/30              1,088,820
       4,000,000            Massachusetts Development Finance Agency,
                            Boston University, Series X, 5.0%, 10/1/48                    4,418,080
       2,865,000            Massachusetts Development Finance Agency,
                            Broad Institute, 4.0%, 4/1/41                                 2,956,594
       2,000,000            Massachusetts Development Finance Agency,
                            Broad Institute, 5.0%, 4/1/37                                 2,326,020
      10,000,000(b)         Massachusetts Development Finance Agency,
                            Broad Institute, Inc., Series A, 5.25%, 4/1/37               10,916,700
       6,255,000(b)         Massachusetts Development Finance Agency,
                            Broad Institute, Inc., Series A, 5.375%, 4/1/41               6,849,225
       1,000,000(b)         Massachusetts Development Finance Agency,
                            Foxborough Regional Charter School, Series A,
                            7.0%, 7/1/42                                                  1,103,920
       5,000,000            Massachusetts Development Finance Agency,
                            Harvard University, Series A, 4.0%, 7/15/36                   5,373,000
       1,000,000            Massachusetts Development Finance Agency,
                            Harvard University, Series A, 5.0%, 7/15/40                   1,292,310
         835,000(b)         Massachusetts Development Finance Agency,
                            Harvard University, Series A, 5.5%, 11/15/36                    847,517
       2,565,000(b)         Massachusetts Development Finance Agency,
                            Harvard University, Series A, 5.5%, 11/15/36                  2,603,449
       5,000,000            Massachusetts Development Finance Agency,
                            Lawrence General Hospital, Series A, 5.5%, 7/1/44             5,440,650
       4,000,000            Massachusetts Development Finance Agency, Lowell
                            General Hospital, Series G, 5.0%, 7/1/44                      4,235,160
         400,000            Massachusetts Development Finance Agency,
                            Milford Regional Medical Center, Series F,
                            5.625%, 7/15/36                                                 433,152

The accompanying notes are an integral part of these financial statements.

20 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                            Massachusetts -- (continued)
         500,000            Massachusetts Development Finance Agency,
                            Milford Regional Medical Center, Series F,
                            5.75%, 7/15/43                                           $      541,420
       2,000,000            Massachusetts Development Finance Agency,
                            Northeastern University, 4.0%, 10/1/35                        2,047,760
         450,000            Massachusetts Development Finance Agency,
                            Northeastern University, Series A, 5.0%, 3/1/39                 495,535
       9,930,000            Massachusetts Development Finance Agency,
                            Partners Healthcare, 5.0%, 7/1/31                            11,342,840
       2,700,000            Massachusetts Development Finance Agency,
                            Partners Healthcare, Series O, 4.0%, 7/1/45                   2,778,030
       8,000,000            Massachusetts Development Finance Agency,
                            Partners Healthcare System, Series S,
                            4.0%, 7/1/35                                                  8,274,960
         400,000            Massachusetts Development Finance Agency,
                            Tufts Medical, Series I, 6.75%, 1/1/36                          444,456
         600,000(b)         Massachusetts Development Finance Agency,
                            Tufts Medication Center, Series, 6.75%, 1/1/36                  670,254
       1,000,000            Massachusetts Development Finance Agency,
                            Tufts University, Series Q, 4.0%, 8/15/38                     1,040,830
       1,000,000            Massachusetts Development Finance Agency,
                            Umass Memorial, Series H, 5.125%, 7/1/26                      1,067,520
       4,080,000(c)         Massachusetts Development Finance Agency,
                            WGBH Educational Foundation, Series B, 1/1/38
                            (AGC Insured)                                                 1,877,983
       6,185,000            Massachusetts Development Finance Agency,
                            WGBH Foundation, Series A, 5.75%, 1/1/42
                            (AMBAC Insured)                                               8,269,531
       1,680,000            Massachusetts Development Finance Agency,
                            Wheelock College, Series C, 5.25%, 10/1/29                    1,680,000
       3,320,000            Massachusetts Development Finance Agency,
                            Wheelock College, Series C, 5.25%, 10/1/37                    3,320,000
       1,585,000            Massachusetts Development Finance Agency,
                            Whitehead Institute Biomedical Research,
                            5.0%, 6/1/25                                                  1,719,265
         835,000            Massachusetts Development Finance Agency,
                            Wood Hole Oceanographic Institution,
                            5.0%, 6/1/38                                                    967,924
       1,000,000            Massachusetts Development Finance Agency, Wood
                            Hole Oceanographic Institution, 5.0%, 6/1/43                  1,152,740
         500,000            Massachusetts Development Finance Agency, Wood
                            Hole Oceanographic Institution, 5.0%, 6/1/48                    574,080
       2,500,000            Massachusetts Development Finance Agency,
                            Worcester Polytechnic Institute, 4.0%, 9/1/49                 2,537,250
       1,250,000            Massachusetts Development Finance Agency,
                            Worcester Polytechnic Institute, 5.0%, 9/1/50                 1,353,688
         395,000(b)         Massachusetts Health & Educational Facilities
                            Authority, Boston Medical Center, 5.25%, 7/1/38                 395,000

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18 21

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                            Massachusetts -- (continued)
       3,220,000(b)         Massachusetts Health & Educational Facilities
                            Authority, Boston Medical Center, 5.25%, 7/1/38          $    3,220,000
       2,335,000(b)         Massachusetts Health & Educational Facilities
                            Authority, Massachusetts Eye And Ear Infirmary,
                            Series C, 5.375%, 7/1/35                                      2,498,777
      16,950,000            Massachusetts Health & Educational Facilities
                            Authority, Massachusetts Institute of Technology,
                            Series K, 5.5%, 7/1/32                                       22,287,894
       1,000,000(b)         Massachusetts Health & Educational Facilities
                            Authority, Massachusetts Institute of Technology,
                            Series O, 5.5%, 7/1/36                                        1,000,000
       2,000,000            Massachusetts Health & Educational Facilities
                            Authority, Northeastern University, Series T-2,
                            4.125%, 10/1/37                                               2,068,780
       7,000,000            Massachusetts Port Authority, Senior, Series B,
                            5.0%, 8/15/29                                                 7,738,150
       1,000,000            Massachusetts Port Authority, Series B, 5.0%, 7/1/32          1,101,680
       1,000,000            Massachusetts Port Authority, Series B, 5.0%, 7/1/33          1,100,070
       3,000,000            Massachusetts Port Authority, Series C, 5.0%, 7/1/33          3,400,830
       3,975,000            Massachusetts State College Building Authority,
                            Series A, 5.0%, 5/1/28 (ST INTERCEPT Insured)                 4,390,546
       2,420,000            Massachusetts Water Resources Authority, General,
                            Series B, 5.25%, 8/1/36 (AGM Insured)                         3,128,044
       5,000,000(d)         Town of Braintree, 5.0%, 5/15/25                              5,873,650
       1,305,000(d)         Town of Nantucket, 2.0%, 12/15/27                             1,210,244
       1,955,000(d)         Town of Norwood, Municipal Purpose Loan,
                            2.125%, 7/15/30                                               1,737,193
       1,535,000(d)         Town of Plymouth, Municipal Purpose Loan,
                            3.375%, 5/1/32                                                1,545,684
       1,265,000(d)         Town of Plymouth, Municipal Purpose Loan,
                            3.5%, 5/1/35                                                  1,250,668
       3,500,000(d)         Town of Plymouth, Municipal Purpose Loan,
                            3.5%, 5/1/44                                                  3,418,275
       2,635,000(d)         Town of Plymouth, Municipal Purpose Loan,
                            5.0%, 5/1/29                                                  3,119,471
       1,000,000(d)         Town of Wellesley, Municipal Purpose Loan,
                            4.0%, 6/1/41                                                  1,038,530
       4,000,000(d)         Town of Wellesley, Municipal Purpose Loan,
                            4.0%, 6/1/45                                                  4,144,120
       4,500,000(d)         Town of Wilmington, School, 4.0%, 3/15/37                     4,627,665
       2,500,000            University of Massachusetts Building Authority,
                            Series 1, 5.0%, 11/1/39                                       2,761,250
       4,160,000            Woods Hole Marthas Vineyard & Nantucket
                            Steamship Authority, Series A, 4.0%, 3/1/28
                            (ST GTD Insured)                                              4,482,317
                                                                                     --------------
                                                                                     $  222,586,333
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                            Michigan -- 0.7%
       2,965,000            Michigan Public Educational Facilities Authority,
                            Limited Obligation-David Ellis-West Project,
                            5.875%, 6/1/37                                           $    2,880,853
       5,000,000            University of Michigan, 5.0%, 4/1/36                          5,764,650
                                                                                     --------------
                                                                                     $    8,645,503
---------------------------------------------------------------------------------------------------
                            Minnesota -- 1.5%
       3,000,000            City of Rochester, Mayo Clinic, Series B,
                            5.0%, 11/15/29                                           $    3,628,890
       2,400,000            City of Rochester, Mayo Clinic, Series B,
                            5.0%, 11/15/36                                                3,004,008
       5,000,000(d)         State of Minnesota, Series B, 3.0%, 10/1/36                   4,782,200
       2,875,000            University of Minnesota, Series A, 5.0%, 4/1/33               3,327,669
         600,000            University of Minnesota, Series B, 4.0%, 1/1/20                 621,270
       1,000,000            University of Minnesota, Series B, 4.0%, 1/1/29               1,067,020
         860,000            University of Minnesota, Series B, 4.0%, 1/1/30                 914,472
                                                                                     --------------
                                                                                     $   17,345,529
---------------------------------------------------------------------------------------------------
                            Mississippi -- 0.3%
       2,750,000            County of Warren, International Paper Co.,
                            Series A, 5.8%, 5/1/34                                   $    2,940,135
---------------------------------------------------------------------------------------------------
                            Missouri -- 0.8%
       2,500,000            Health & Educational Facilities Authority of the
                            State of Missouri, CoxHealth Hospital, Series A,
                            5.0%, 11/15/35                                           $    2,767,225
       4,000,000            Health & Educational Facilities Authority of the
                            State of Missouri, Mercy Health, Series F,
                            4.0%, 11/15/45                                                4,124,640
       2,000,000            Missouri Development Finance Board, City of
                            Independence-Annual Appropriation Sewer System,
                            5.25%, 11/1/42                                                2,241,940
          75,000            Missouri State Environmental Improvement &
                            Energy Resources Authority, Unrefunded
                            Balance-St. Revolving, 5.125%, 1/1/20                            75,206
                                                                                     --------------
                                                                                     $    9,209,011
---------------------------------------------------------------------------------------------------
                            New Hampshire -- 1.1%
       4,000,000            New Hampshire Health & Education Facilities
                            Authority Act, Catholic Medical Centre,
                            3.75%, 7/1/40                                            $    3,935,160
       7,850,000(b)         New Hampshire Health & Education Facilities
                            Authority Act, Wentworth Douglas Hospital,
                            Series A, 6.5%, 1/1/41                                        8,731,790
                                                                                     --------------
                                                                                     $   12,666,950
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18 23

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                            New Jersey -- 2.2%
       5,000,000            New Jersey Educational Facilities Authority,
                            Princeton University, Series B, 5.0%, 7/1/27             $    5,948,550
       3,000,000            New Jersey Educational Facilities Authority,
                            Princeton University, Series B, 5.0%, 7/1/39                  3,245,760
      10,000,000            New Jersey Educational Facilities Authority,
                            Princeton University, Series C, 4.0%, 7/1/47                 10,517,100
       2,000,000            New Jersey Transportation Trust Fund Authority,
                            Transportation System, Series A, 5.5%, 6/15/41
                            (ST APPROP Insured)                                           2,088,880
       1,640,000(d)         Township of Plainsboro, General Improvement,
                            2.0%, 8/1/24                                                  1,599,590
       1,850,000(d)         Township of Plainsboro, General Improvement,
                            2.0%, 8/1/25                                                  1,774,742
                                                                                     --------------
                                                                                     $   25,174,622
---------------------------------------------------------------------------------------------------
                            New York -- 3.3%
       1,000,000            New York State Dormitory Authority, Series A,
                            4.0%, 7/1/35                                             $    1,068,850
       5,030,000            New York State Dormitory Authority, Columbia
                            University, 5.0%, 10/1/41                                     5,409,916
       5,000,000            New York State Dormitory Authority, Columbia
                            University, Series A-2, 5.0%, 10/1/46                         6,597,850
       5,515,000            New York State Dormitory Authority, Insured-FIT
                            Student Housing Corp., 5.25%, 7/1/24
                            (NATL Insured)                                                6,155,898
       4,500,000            New York State Dormitory Authority, New York
                            University, Series A, 4.0%, 7/1/36                            4,761,405
       5,015,000            New York State Dormitory Authority, Series A,
                            5.0%, 3/15/31                                                 5,724,021
       3,250,000            New York State Dormitory Authority, Trustees of
                            Columbia University, 5.0%, 10/1/45                            4,272,742
       1,500,000            Port Authority of New York & New Jersey,
                            Consolidated Ninety-Third Series, 6.125%, 6/1/94              1,797,945
       2,925,000(d)         White Plains City School District, 2.0%, 5/15/28
                            (ST AID WITHHLDG Insured)                                     2,708,521
                                                                                     --------------
                                                                                     $   38,497,148
---------------------------------------------------------------------------------------------------
                            North Carolina -- 2.1%
       3,000,000            City of Charlotte, Storm Water Revenue,
                            4.0%, 12/1/43                                            $    3,122,130
       3,000,000            City of Fayetteville, Public Works Commission
                            Revenue, 3.0%, 3/1/33                                         2,899,380
       6,565,000(d)         City of Raleigh, Series A, 5.0%, 9/1/28                       8,049,281
       3,730,000(d)         City of Winston-Salem, Series B, 4.0%, 6/1/33                 3,998,560
       5,000,000(d)         State of North Carolina, Series A, 5.0%, 6/1/28               5,907,850
                                                                                     --------------
                                                                                     $   23,977,201
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                            North Dakota -- 0.4%
       5,000,000            County of McLean, Great River Energy, Series B,
                            5.15%, 7/1/40                                            $    5,234,300
---------------------------------------------------------------------------------------------------
                            Ohio -- 2.7%
      50,000,000(c)         Buckeye Tobacco Settlement Financing Authority,
                            Asset-Backed, 2nd Subordinated, Series C, 6/1/52         $    2,052,000
      10,000,000            Buckeye Tobacco Settlement Financing Authority,
                            Asset-Backed, Series A-2, 5.75%, 6/1/34                      10,012,400
       9,000,000            Buckeye Tobacco Settlement Financing Authority,
                            Asset-Backed, Series A-2, 6.5%, 6/1/47                        9,230,490
       4,200,000(b)         County of Lake, Lake Hospital, 6.0%, 8/15/43                  4,222,134
         800,000            County of Lake, Lake Hospital, Series S,
                            6.0%, 8/15/43                                                   803,976
       5,000,000(b)(d)      State of Ohio, Common Schools, Series B,
                            5.0%, 6/15/29                                                 5,568,950
                                                                                     --------------
                                                                                     $   31,889,950
---------------------------------------------------------------------------------------------------
                            Oklahoma -- 0.3%
       3,200,000            McGee Creek Authority, Oklahoma Water Revenue,
                            6.0%, 1/1/23 (NATL Insured)                              $    3,468,896
---------------------------------------------------------------------------------------------------
                            Oregon -- 2.1%
       5,000,000(d)         Clackamas County School District No. 7J Lake
                            Oswego, School District, 4.0%, 6/1/43 (SCH-BD
                            GTY Insured)                                             $    5,252,400
       3,000,000(d)         Deschutes & Jefferson Counties School District
                            No. 2J Redmond, 3.0%, 6/15/32 (SCH-BD
                            GTY Insured)                                                  2,922,960
       2,000,000(c)(d)      Multnomah County School District No. 40, Deferred
                            Interest, Series B, 6/15/30 (SCH-BD GTY Insured)              1,344,660
       2,000,000(c)(d)      Multnomah County School District No. 40, Deferred
                            Interest, Series B, 6/15/31 (SCH-BD GTY Insured)              1,285,900
       1,715,000(c)(d)      Multnomah County School District No. 40, Deferred
                            Interest, Series B, 6/15/32 (SCH-BD GTY Insured)              1,052,616
       2,000,000            Oregon Health & Science University, Series A,
                            5.0%, 7/1/42                                                  2,282,800
       1,500,000            Oregon Health & Science University, Series B,
                            5.0%, 7/1/28                                                  1,752,450
       7,030,000(d)         State of Oregon, Series J, 5.0%, 8/1/42                       8,151,988
                                                                                     --------------
                                                                                     $   24,045,774
---------------------------------------------------------------------------------------------------
                            Pennsylvania -- 3.2%
         825,000            Chester County Industrial Development Authority,
                            Collegium Charter School, Series A,
                            5.125%, 10/15/37                                         $      848,248
         175,000            Chester County Industrial Development Authority,
                            Collegium Charter School, Series A,
                            5.25%, 10/15/47                                                 178,689
       4,095,000            Dauphin County General Authority, Pinnacle Health
                            System Project, 5.0%, 6/1/42                                  4,405,974

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18 25

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                            Pennsylvania -- (continued)
       3,725,000            Delaware County Industrial Development Authority,
                            Chester Charter School Arts Project, Series A,
                            5.125%, 6/1/46 (144A)                                    $    3,689,315
       1,000,000(b)         Pennsylvania Higher Educational Facilities
                            Authority, Edinboro University Foundation,
                            6.0%, 7/1/43                                                  1,081,300
       4,750,000            Pennsylvania Higher Educational Facilities Authority,
                            Thomas Jefferson University, 5.0%, 9/1/39                     5,232,125
       1,000,000            Pennsylvania Higher Educational Facilities Authority,
                            University Pptys, Inc., East Stroudsburg,
                            5.0%, 7/1/42                                                  1,026,320
       2,000,000            Pennsylvania Turnpike Commission, Series A-1,
                            5.0%, 12/1/42                                                 2,252,400
       3,435,000(b)         Pennsylvania Turnpike Commission, Subordinated,
                            Series D, 5.3%, 12/1/41                                       3,609,120
       2,500,000            Philadelphia Authority for Industrial Development,
                            Childrens Hospital Philadelphia, 4.0%, 7/1/35                 2,603,575
       3,750,000            Philadelphia Authority for Industrial Development,
                            Childrens Hospital Philadelphia, 4.0%, 7/1/36                 3,890,663
       2,500,000            Philadelphia Authority for Industrial Development,
                            Childrens Hospital Philadelphia, 4.0%, 7/1/37                 2,587,925
       2,500,000            Philadelphia Authority for Industrial Development,
                            Childrens Hospital Philadelphia, 5.0%, 7/1/42                 2,789,875
       3,000,000            Philadelphia Authority for Industrial Development,
                            Thomas Jefferson University, Series A, 4.0%, 9/1/42           3,028,350
                                                                                     --------------
                                                                                     $   37,223,879
---------------------------------------------------------------------------------------------------
                            Puerto Rico -- 0.2%
       7,000,000(d)(f)      Commonwealth of Puerto Rico, Series A,
                            8.0%, 7/1/35                                             $    2,835,000
---------------------------------------------------------------------------------------------------
                            Rhode Island -- 1.1%
       5,140,000            Rhode Island Health & Educational Building Corp.,
                            Brown University, Series A, 4.0%, 9/1/37                 $    5,413,962
      41,290,000(c)         Tobacco Settlement Financing Corp., Asset-Backed,
                            Series A, 6/1/52                                              5,156,295
      20,000,000(c)         Tobacco Settlement Financing Corp., Asset-Backed,
                            Series B, 6/1/52                                              2,105,400
                                                                                     --------------
                                                                                     $   12,675,657
---------------------------------------------------------------------------------------------------
                            South Carolina -- 0.7%
       1,000,000            SCAGO Educational Facilities Corp. for Pickens
                            School District, 3.25%, 12/1/28                          $      986,060
       7,675,000            South Carolina Transportation Infrastructure Bank,
                            Series A, 3.0%, 10/1/33                                       7,209,358
         500,000(d)         State of South Carolina, St. Economic Development,
                            Series A, 5.0%, 4/1/20                                          528,765
                                                                                     --------------
                                                                                     $    8,724,183
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                            Texas -- 8.9%
       3,550,000(c)         Central Texas Regional Mobility Authority, Capital
                            Appreciation, 1/1/26                                     $    2,753,309
       3,000,000(c)         Central Texas Regional Mobility Authority, Capital
                            Appreciation, 1/1/27                                          2,219,310
       7,100,000(c)         Central Texas Regional Mobility Authority, Capital
                            Appreciation, Senior Lien, 1/1/25                             5,762,431
       2,500,000(b)         Central Texas Regional Mobility Authority, Sub Lien,
                            6.75%, 1/1/41                                                 2,789,475
       5,000,000(d)         City of Pearland, Refunding And Permanent
                            Improvement, 4.0%, 3/1/29                                     5,269,300
       8,285,000            Dallas Area Rapid Transit, Senior Lien, 5.25%,
                            12/1/29 (AMBC Insured)                                       10,210,185
      11,900,000            Dallas Area Rapid Transit, Series A, 5.0%, 12/1/33           13,523,636
       5,080,000(d)         Eagle Mountain & Saginaw Independent School
                            District, 3.0%, 8/15/29 (PSF-GTD Insured)                     5,060,848
       1,000,000            Harris County Cultural Education Facilities Finance
                            Corp., Ymca Greater Houston Area, 5.0%, 6/1/28                1,069,440
         500,000            Harris County Cultural Education Facilities Finance
                            Corp., Ymca Greater Houston Area, 5.0%, 6/1/33                  529,620
       2,750,000(b)         Houston Higher Education Finance Corp., Rice
                            University Project, Series A, 5.0%, 5/15/35                   2,909,720
       5,000,000(d)         Lubbock-Cooper Independent School District, 4.0%,
                            2/15/49 (PSF-GTD Insured)                                     5,182,300
       2,000,000            New Hope Cultural Education Facilities Finance
                            Corp., Cardinal Bay, Inc., Village On The Park,
                            4.75%, 7/1/51                                                 2,085,080
       2,000,000            North Texas Tollway Authority, First Tier, Series D,
                            5.0%, 1/1/38                                                  2,151,020
       4,000,000            North Texas Tollway Authority, Second Tier, Series A,
                            5.0%, 1/1/30                                                  4,506,600
       5,000,000            North Texas Tollway Authority, Second Tier, Series A,
                            5.0%, 1/1/35                                                  5,558,050
       7,525,000(d)         State of Texas, Highway Improvement, 5.0%, 4/1/29             8,525,599
       4,000,000            Texas Municipal Gas Acquisition & Supply Corp. III,
                            5.0%, 12/15/31                                                4,329,160
      10,410,000            Texas Private Activity Bond Surface Transportation
                            Corp., Senior Lien-LBJ Infrastructure, 7.0%, 6/30/40         11,289,229
       2,755,000(b)         Texas State Public Finance Authority Charter School
                            Finance Corp., Education-Cosmos Foundation, Inc.,
                            Series A, 6.2%, 2/15/40                                       2,943,580
       5,000,000            University of Texas System, Financing System,
                            Series A, 5.0%, 8/15/24                                       5,797,000
                                                                                     --------------
                                                                                     $  104,464,892
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18 27

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                            Utah -- 1.2%
       1,000,000            Salt Lake City Corp. Airport Revenue, Series B,
                            5.0%, 7/1/34                                             $    1,158,350
         220,000            Utah Charter School Finance Authority, North Davis
                            Preparatory, 5.75%, 7/15/20                                     228,928
       4,835,000            Utah Transit Authority, Series A, 5.0%, 6/15/31               5,571,709
       7,000,000            Utah Transit Authority, Subordinated,
                            3.0%, 12/15/29                                                6,999,930
                                                                                     --------------
                                                                                     $   13,958,917
---------------------------------------------------------------------------------------------------
                            Vermont -- 0.4%
       4,285,000            University of Vermont & State Agricultural College,
                            4.0%, 10/1/32                                            $    4,521,961
---------------------------------------------------------------------------------------------------
                            Virginia -- 8.6%
       1,170,000(d)         City of Manassas, 2.0%, 7/1/31
                            (ST AID WITHHLDG Insured)                                $    1,016,660
       5,015,000(d)         City of Richmond, Series B, 3.0%, 7/15/34                     4,744,742
       5,000,000(d)         County of Arlington, 4.0%, 8/15/35                            5,350,750
      10,000,000(d)         County of Fairfax, Series A, 4.0%, 10/1/33
                            (ST AID WITHHLDG Insured)                                    10,892,300
      10,450,000(d)         County of Fairfax, Series A, 4.0%, 10/1/34
                            (ST AID WITHHLDG Insured)                                    11,101,871
       7,500,000(b)         County of Washington Industrial Development
                            Authority, Mountain States Health Alliance,
                            Series C, 7.75%, 7/1/38                                       7,730,775
      18,490,000            Tobacco Settlement Financing Corp., Senior,
                            Series B-1, 5.0%, 6/1/47                                     18,489,445
       4,000,000            University of Virginia, Series A, 5.0%, 6/1/37                4,481,000
       7,075,000            University of Virginia, Series A, 5.0%, 4/1/42                8,203,179
       5,000,000            University of Virginia, Series A, 5.0%, 6/1/43                5,576,650
      12,000,000            University of Virginia, Series A-1, 4.0%, 4/1/45             12,452,160
       5,000,000            Upper Occoquan Sewage Authority, 4.0%, 7/1/41                 5,226,550
       5,000,000            Virginia Public School Authority Revenue, 4.0%,
                            8/1/25 (ST AID WITHHLDG Insured)                              5,461,700
                                                                                     --------------
                                                                                     $  100,727,782
---------------------------------------------------------------------------------------------------
                            Washington -- 4.8%
      10,000,000            FYI Properties, Washington St. District Project,
                            5.5%, 6/1/39                                             $   10,300,400
      10,000,000            King County Housing Authority, Birch Creek
                            Apartments Project, 5.5%, 5/1/38
                            (CNTY GTD Insured)                                           10,102,400
       3,000,000(d)         King County Issaquah School District No. 411,
                            4.5%, 12/1/30 (SCH-BD GTY Insured)                            3,296,580
       1,500,000            Public Utility District No. 1 of Franklin County,
                            Series A, 5.0%, 9/1/38                                        1,646,910
      10,390,000(d)         State of Washington, Series 2015-D, 5.0%, 7/1/30             11,844,600

The accompanying notes are an integral part of these financial statements.

28 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                            Washington -- (continued)
       5,000,000(d)         State of Washington, Series 2017-A, 5.0%, 8/1/30         $    5,817,700
       5,000,000(d)         State of Washington, Series A, 5.0%, 8/1/36                   5,564,750
       6,685,000            University of Washington, Series B, 5.0%, 6/1/28              7,753,397
                                                                                     --------------
                                                                                     $   56,326,737
---------------------------------------------------------------------------------------------------
                            TOTAL MUNICIPAL BONDS
                            (Cost $1,126,172,777)                                    $1,155,512,289
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 Shares
---------------------------------------------------------------------------------------------------
                            CLAIM -- 0.1% of Net Assets
                            COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                            Research & Consulting Services -- 0.1%
             200(g)         CMS Liquidating Trust                                    $      580,000
                                                                                     --------------
                            Total Commercial Services & Supplies                     $      580,000
---------------------------------------------------------------------------------------------------
                            TOTAL CLAIM
                            (Cost $640,000)                                          $      580,000
---------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS IN UNAFFILIATED
                            ISSUERS -- 99.0%
                            (Cost $1,126,812,777)                                    $1,156,092,289
---------------------------------------------------------------------------------------------------
                            OTHER ASSETS AND LIABILITIES -- 1.0%                     $   12,083,828
---------------------------------------------------------------------------------------------------
                            NET ASSETS -- 100.0%                                     $1,168,176,117
===================================================================================================


(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2018, the value of these securities amounted to $3,689,315, or 0.3% of net assets.

(a)       Consists of Revenue Bonds unless otherwise indicated.

(b) Pre-refunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)       Represents a General Obligation Bond.

(e)       Escrow to maturity.

(f)       Security is in default.

(g)       Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2018 aggregated $24,477,361 and $173,829,111, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are affected at current market prices. During the six months ended June 30, 2018, the Fund engaged in purchases and sales pursuant to these procedures amounting to $-- and $17,533,383, respectively, resulting in a net realized loss of $167,477.

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18 29

At June 30, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,125,898,346 was as follows:

     Aggregate gross unrealized appreciation for all investments in which
       there is an excess of value over tax cost                              $ 41,378,373

     Aggregate gross unrealized depreciation for all investments in
       which there is an excess of tax cost over value                         (11,184,430)
                                                                              ------------
     Net unrealized appreciation                                              $ 30,193,943
                                                                              ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2018, in valuing the Fund's investments.

-------------------------------------------------------------------------------------------
                             Level 1      Level 2               Level 3      Total
-------------------------------------------------------------------------------------------
Municipal Bonds              $--          $1,155,512,289        $--          $1,155,512,289
Claim                         --                 580,000         --                 580,000
-------------------------------------------------------------------------------------------
Total Investments
  in Securities              $--          $1,156,092,289        $--          $1,156,092,289
===========================================================================================

During the six months ended June 30, 2018, there were no transfers between Levels 1,2 and 3.

The accompanying notes are an integral part of these financial statements.

30 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18

Statement of Assets and Liabilities | 6/30/18 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $1,126,812,777)       $1,156,092,289
  Receivables --
     Investment securities sold                                                    537,658
     Fund shares sold                                                            1,075,966
     Interest                                                                   14,141,279
  Due from the Adviser                                                              68,861
  Other assets                                                                      38,549
-------------------------------------------------------------------------------------------
        Total assets                                                        $1,171,954,602
===========================================================================================
LIABILITIES:
Due to Custodian                                                            $      563,932
   Payables --
      Fund shares repurchased                                                    1,455,220
      Distributions                                                              1,361,349
      Trustees' fees                                                                 1,746
      Transfer agent fees                                                          245,229
   Due to affiliates                                                                78,453
   Accrued expenses                                                                 72,556
-------------------------------------------------------------------------------------------
         Total liabilities                                                  $    3,778,485
===========================================================================================
NET ASSETS:
  Paid-in capital                                                           $1,134,567,763
  Undistributed net investment income                                            3,716,552
  Accumulated net realized gain on investments                                     612,290
  Net unrealized appreciation on investments                                    29,279,512
-------------------------------------------------------------------------------------------
        Net assets                                                          $1,168,176,117
===========================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
     Class A (based on $606,909,008/42,300,037 shares)                      $        14.35
     Class C (based on $43,603,809/3,064,699 shares)                        $        14.23
     Class Y (based on $517,663,300/36,174,514 shares)                      $        14.31
MAXIMUM OFFERING PRICE:
     Class A ($14.35 (divided by) 95.5%)                                    $        15.03
===========================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18 31

Statement of Operations (unaudited)

For the Six Months Ended 6/30/18

INVESTMENT INCOME:
   Interest from unaffiliated issuers                                       $21,935,549
-----------------------------------------------------------------------------------------------------------
      Total investment income                                                                $  21,935,549
===========================================================================================================
EXPENSES:
  Management fees                                                           $ 2,616,507
  Administrative expense                                                        195,399
  Transfer agent fees
     Class A                                                                    116,449
     Class C                                                                      7,502
     Class Y                                                                    316,015
  Distribution fees
     Class A                                                                    766,105
     Class C                                                                    233,638
  Shareowner communications expense                                              36,873
  Custodian fees                                                                  7,672
  Registration fees                                                              28,059
  Professional fees                                                              45,717
  Printing expense                                                                4,412
  Pricing expense                                                                63,114
  Trustees' fees                                                                 28,002
  Miscellaneous                                                                  57,996
-----------------------------------------------------------------------------------------------------------
     Total expenses                                                                          $   4,523,460
     Less fees waived and expenses reimbursed by the Adviser                                 $    (226,715)
-----------------------------------------------------------------------------------------------------------
     Net expenses                                                                            $   4,296,745
-----------------------------------------------------------------------------------------------------------
         Net investment income                                                               $  17,638,804
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                                     $   2,680,789
-----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                                     $ (28,512,768)
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                     $ (25,831,979)
-----------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                       $  (8,193,175)
===========================================================================================================

The accompanying notes are an integral part of these financial statements.

32 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------------
                                                                       Six Months
                                                                       Ended                 Year
                                                                       6/30/18               Ended
                                                                       (unaudited)           12/31/17
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                           $   17,638,804        $   36,558,291
Net realized gain (loss) on investments                                     2,680,789            (1,621,617)
Change in net unrealized appreciation (depreciation)
  on investments                                                          (28,512,768)           45,720,024
------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                              $   (8,193,175)       $   80,656,698
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.20 and $0.40 per share, respectively)                $   (8,624,234)       $  (18,370,108)
      Class C ($0.14 and $0.29 per share, respectively)                      (478,461)           (1,108,963)
      Class Y ($0.22 and $0.43 per share, respectively)                    (8,023,134)          (16,304,850)
------------------------------------------------------------------------------------------------------------
         Total distributions to shareowners                            $  (17,125,829)       $  (35,783,921)
------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                      $  130,404,265        $  455,138,210
Reinvestment of distributions                                               9,611,277            20,328,996
Cost of shares repurchased                                               (281,440,422)         (312,916,158)
------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
         Fund share transactions                                       $ (141,424,880)       $  162,551,048
------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                            $ (166,743,884)       $  207,423,825
NET ASSETS:
Beginning of period                                                    $1,334,920,001        $1,127,496,176
------------------------------------------------------------------------------------------------------------
End of period                                                          $1,168,176,117        $1,334,920,001
============================================================================================================
Undistributed net investment income                                    $    3,716,552        $    3,203,577
============================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18 33

---------------------------------------------------------------------------------------------------------
                                       Six Months       Six Months
                                       Ended            Ended               Year           Year
                                       6/30/18          6/30/18             Ended          Ended
                                       Shares           Amount              12/31/17       12/31/17
                                       (unaudited)      (unaudited)         Shares         Amount
---------------------------------------------------------------------------------------------------------
Class A
Shares sold                                752,042      $   10,779,264        2,374,026    $  34,333,661
Reinvestment of distributions              485,128           6,942,002        1,031,241       14,915,777
Less shares repurchased                 (3,103,726)        (44,483,258)      (8,178,795)    (117,996,039)
---------------------------------------------------------------------------------------------------------
      Net decrease                      (1,866,556)     $  (26,761,992)      (4,773,528)   $ (68,746,601)
=========================================================================================================
Class C
Shares sold                                 90,496      $    1,291,038          331,359    $   4,761,291
Reinvestment of distributions               27,919             396,148           63,169          905,587
Less shares repurchased                   (602,416)         (8,557,532)      (1,261,894)     (18,073,725)
---------------------------------------------------------------------------------------------------------
      Net decrease                        (484,001)     $   (6,870,346)        (867,366)   $ (12,406,847)
=========================================================================================================
Class Y
Shares sold                              8,257,602      $  118,333,963       29,040,126    $ 416,043,258
Reinvestment of distributions              159,295           2,273,127          312,300        4,507,632
Less shares repurchased                (15,867,313)       (228,399,632)     (12,340,731)    (176,846,394)
---------------------------------------------------------------------------------------------------------
      Net increase (decrease)           (7,450,416)     $ (107,792,542)      17,011,695    $ 243,704,496
=========================================================================================================


The accompanying notes are an integral part of these financial statements.

34 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended          Year         Year         Year         Year          Year
                                                      6/30/18        Ended        Ended        Ended        Ended         Ended
                                                      (unaudited)    12/31/17     12/31/16*    12/31/15*    12/31/14*     12/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                  $  14.64       $  14.12     $  14.60     $  14.49     $  13.25      $  14.56
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                       $   0.21(a)    $   0.41(a)  $   0.40(a)  $   0.44(a)  $   0.49      $   0.61
   Net realized and unrealized gain (loss)
      on investments                                     (0.30)          0.51        (0.46)        0.20         1.29         (1.37)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
   operations                                         $  (0.09)      $   0.92     $  (0.06)    $   0.64     $   1.78      $  (0.76)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                              $  (0.20)      $  (0.40)    $  (0.42)    $  (0.53)    $  (0.54)     $  (0.55)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   $  (0.20)      $  (0.40)    $  (0.42)    $  (0.53)    $  (0.54)     $  (0.55)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $  (0.29)      $   0.52     $  (0.48)    $   0.11     $   1.24      $  (1.31)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  14.35       $  14.64     $  14.12     $  14.60     $  14.49      $  13.25
====================================================================================================================================
Total return (b)                                         (0.61)%(c)      6.56%       (0.50)%       4.51%       13.61%(d)     (5.33)%
Ratio of net expenses to average net assets (e)           0.81%(f)       0.80%        0.81%        0.82%        0.83%         0.82%
Ratio of net investment income (loss) to average
   net assets                                             2.90%(f)       2.80%        2.73%        3.08%        3.46%         4.16%
Portfolio turnover rate                                      2%(c)         20%          18%          21%          29%           15%
Net assets, end of period (in thousands)              $606,909       $646,525     $690,991     $709,616     $699,229      $649,007
Ratios with no waiver of fees and assumption
   of expenses by  the Adviser and no reduction
   for fees paid indirectly:
   Total expenses to average net assets                   0.81%(f)       0.80%        0.81%        0.83%        0.85%         0.84%
   Net investment income (loss) to average
      net assets                                          2.90%(f)       2.80%        2.73%        3.07%        3.44%         4.14%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Not annualized.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended December 31, 2014, the total return would have been 13.53%.

(e)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.01% and 0.00%, respectively.

(f)  Annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18 35

------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended         Year        Year        Year        Year         Year
                                                           6/30/18       Ended       Ended       Ended       Ended        Ended
                                                           (unaudited)   12/31/17    12/31/16*   12/31/15*   12/31/14*    12/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                       $ 14.51       $ 14.00     $ 14.48     $ 14.37     $ 13.14      $ 14.44
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                            $  0.15(a)    $  0.29(a)  $  0.29(a)  $  0.33(a)  $  0.36      $  0.49
   Net realized and unrealized gain (loss) on investments    (0.29)         0.51       (0.46)       0.20        1.30        (1.35)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $  0.14       $  0.80     $ (0.17)    $  0.53     $  1.66      $ (0.86)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $ (0.14)      $ (0.29)    $ (0.31)    $ (0.42)    $ (0.43)     $ (0.44)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        $ (0.14)      $ (0.29)    $ (0.31)    $ (0.42)    $ (0.43)     $ (0.44)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $ (0.28)      $  0.51     $ (0.48)    $  0.11     $  1.23      $ (1.30)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 14.23       $ 14.51     $ 14.00     $ 14.48     $ 14.37      $ 13.14
====================================================================================================================================
Total return (b)                                             (0.93)%(c)     5.72%      (1.27)%      3.74%      12.75%(d)    (6.05)%
Ratio of net expenses to average net assets (e)               1.55%(f)      1.55%       1.56%       1.56%       1.60%        1.59%
Ratio of net investment income (loss) to average
   net assets                                                 2.16%(f)      2.05%       1.98%       2.33%       2.69%        3.39%
Portfolio turnover rate                                          2%(c)        20%         18%         21%         29%          15%
Net assets, end of period (in thousands)                   $43,604       $51,506     $61,832     $54,752     $47,734      $37,291
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Not annualized.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended December 31, 2014, the total return would have been 12.67%.

(e)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.01% and 0.00%, respectively.

(f)  Annualized.

The accompanying notes are an integral part of these financial statements.

36 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18

------------------------------------------------------------------------------------------------------------------------------------
                                                        Six Months
                                                        Ended          Year         Year         Year         Year         Year
                                                        6/30/18        Ended        Ended        Ended        Ended        Ended
                                                        (unaudited)    12/31/17     12/31/16*    12/31/15*    12/31/14*    12/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                    $  14.60       $  14.08     $  14.56     $  14.44     $ 13.21      $ 14.52
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                         $   0.22(a)    $   0.44(a)  $   0.44(a)  $   0.48(a)  $  0.46      $  0.68
   Net realized and unrealized gain (loss) on
      investments                                          (0.29)          0.51        (0.46)        0.21        1.35        (1.41)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations      $  (0.07)      $   0.95     $  (0.02)    $   0.69     $  1.81      $ (0.73)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                $  (0.22)      $  (0.43)    $  (0.46)    $  (0.57)    $ (0.58)     $ (0.58)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                     $  (0.22)      $  (0.43)    $  (0.46)    $  (0.57)    $ (0.58)     $ (0.58)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value              $  (0.29)      $   0.52     $  (0.48)    $   0.12     $  1.23      $ (1.31)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $  14.31       $  14.60     $  14.08     $  14.56     $ 14.44      $ 13.21
====================================================================================================================================
Total return (b)                                           (0.49)%(c)      6.84%       (0.25)%       4.86%      13.86%(d)    (5.10)%
Ratio of net expenses to average net assets (e)             0.55%(f)       0.55%        0.55%        0.55%       0.56%        0.55%
Ratio of net investment income (loss) to average
   net assets                                               3.15%(f)       3.04%        2.98%        3.34%       3.70%        4.41%
Portfolio turnover rate                                        2%(c)         20%          18%          21%         29%          15%
Net assets, end of period (in thousands)                $517,663       $636,889     $374,674     $276,778     $97,387      $57,739
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for
   fees paid indirectly:
   Total expenses to average net assets                     0.64%(f)       0.63%        0.64%        0.64%       0.65%        0.67%
   Net investment income (loss) to average net assets       3.06%(f)       2.96%        2.89%        3.25%       3.61%        4.29%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

(c)  Not annualized.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended December 31, 2014, the total return would have been 13.78%.

(e)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.01% and 0.00%, respectively.

(f)  Annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18 37

Notes to Financial Statements | 6/30/18 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer AMT-Free Municipal Fund (the "Fund") is one of two series comprising Pioneer Series Trust II (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income tax as is consistent with the relative stability of capital.

The Fund offers five classes of shares designated as Class A, Class C. Class K, Class T and Class Y shares. Class K and Class T shares had not commenced operations as of June 30, 2018. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

38 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such Fund's net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18 39

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser, pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Advisor's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

     At June 30, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Discount and premium on purchase prices of debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis over the life of the respective security with a corresponding increase or decrease in the cost basis of the security.

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required.

40 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18

     As of December 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

     ---------------------------------------------------------------------------
                                                                           2017
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                $   307,400
     Tax-exempt income                                               35,476,521
     ---------------------------------------------------------------------------
          Total                                                     $35,783,921
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2017:

     ---------------------------------------------------------------------------
                                                                           2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed tax-exempt income                                $ 2,259,938
     Capital loss carryforward                                       (2,039,291)
     Net unrealized appreciation                                     58,706,711
     ---------------------------------------------------------------------------
          Total                                                     $58,927,358
     ===========================================================================

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax treatment of premium and amortization, and tax adjustments on defaulted bonds.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $11,352 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2018.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18 41

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

     The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to

42 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18 make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Fund invests significantly in a single state, including California, Massachusetts and Texas, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.

     With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18 43

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.45% of the next $500 million of the Fund's average daily net assets; and 0.40% of the Fund's average daily net assets over $750 million. For the six months ended June 30, 2018, the effective management fee (excluding waivers and/or assumptions of expenses) was equivalent to 0.44% (annualized) of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.82% and 0.55% of the average daily net assets attributable to Class A and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended June 30, 2018 are reflected in the Statement of Operations. These expense limitations are in effect through May 1, 2019 for Class A and Class Y shares. There can be no assurance that the Adviser will extend the expense limit agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $57,040 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls. For the six months ended June 30, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                  $30,931
Class C                                                                      796
Class Y                                                                    5,146
--------------------------------------------------------------------------------
  Total                                                                  $36,873
================================================================================

44 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18

4. Distribution Plan

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $21,413 in distribution fees payable to the Distributor, at June 30, 2018.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSC are paid to the Distributor. For the six months ended June 30, 2018, CDSCs in the amount of $4,595 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective February 8, 2017, the Fund participated in a credit facility that was in the amount of $195 million. Effective August 1, 2018 the Fund participates in a credit facility that is in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended June 30, 2018, the Fund had no borrowings under the credit facility.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18 45

ADDITIONAL INFORMATION

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Fund's fiscal year ended December 31, 2017.

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be

46 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18 inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18 47

Trustees, Officers and Service Providers

Trustees                                  Officers
Thomas J. Perna, Chairman                 Lisa M. Jones, President and
David R. Bock                                Chief Executive Officer
Benjamin M. Friedman                      Mark E. Bradley, Treasurer and
Margaret B.W. Graham                         Chief Financial Officer
Lisa M. Jones                             Christopher J. Kelley, Secretary and
Lorraine H. Monchak                          Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

48 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18

                          This page is for your notes.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18 49

                          This page is for your notes.

50 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18

                          This page is for your notes.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18 51

                          This page is for your notes.

52 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 19451-12-0818

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust II


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 29, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 29, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 29, 2018

* Print the name and title of each signing officer under his or her signature.